                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.  20549
                                     -----------


                                      FORM 8-K/A

                                  (AMENDMENT NO. 1)


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest
    event reported):  JANUARY 22, 1997      Commission File Number 1-8383




                               MISSION WEST PROPERTIES








Incorporated in California   IRS Employer Identification Number:  95-2635431



Principal Executive Offices:                      Telephone:  (619) 450-3135
    6815 Flanders Drive, Suite 250
    San Diego, California  92121-3914

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

On December 6, 1996, Mission West Properties (seller and "the Company") entered into an agreement (the "Agreement") to sell all its real estate assets to Spieker Properties, L.P. (purchaser and "Spieker"), a California limited partnership, for $50,500,000 cash. The Company's real estate constituted nearly all of its assets. A special shareholder meeting was held December 16, 1996, at which time the Company's shareholders approved the sale of the Company's real estate portfolio to Spieker.

A majority of the sale transaction was completed January 22, 1997, at which time nine (9) of the Company's 11 real estate properties were sold and Form 8-K with pro forma financial information was filed with the Exchange. Sale of the remaining two (2) properties to Spieker occurred May 6, 1997; thus, the Form 8-K for disposition of assets is hereby amended for the completion of the real estate portfolio sale.

The two (2) properties sold in May 1997 consisted of leaseholds, together with occupied hangar and office buildings thereon, comprising approximately 25 percent of the land at Palomar-McClellan airport in San Diego county, California. Upon completing the sale of the leaseholds, the Company received $2,700,000 in cash, from which it paid a majority of the related transaction and closing costs. In accordance with the Agreement, $300,000 was withheld from the sale proceeds to allow for satisfaction of claims relating to representations and warranties made by the Company. After resolution of such claims, if any, the $300,000 will be released to the Company on August 6, 1997.

Other than the portfolio sale, there is no relationship between the Company and Spieker.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

    (b)  PRO FORMA FINANCIAL INFORMATION:

         The following unaudited pro forma consolidated financial statements are filed with this report:

              Pro Forma Consolidated Balance Sheet as of February 28, 1997
              Pro Forma Consolidated Statement of Operations for the Year Ended November 30, 1996
              Pro Forma Consolidated Statement of Operations for the Year Ended November 30, 1995
              Pro Forma Consolidated Statement of Operations for the Year Ended November 30, 1994
              Pro Forma Consolidated Statement of Operations for the Three Months Ended February 28, 1997
              Pro Forma Consolidated Statement of Operations for the Three Months Ended February 29, 1996

         The Pro Forma Consolidated Balance Sheet reflects the financial position of the Company after giving effect to the sale of the two (2) leasehold properties and satisfaction of the related liabilities as discussed in Item 2 and assumes the sale was completed as of February 28, 1997. The Pro Forma Consolidated Statements of Operations assume that the sale of all 11 properties occurred on December 1, 1995, December 1, 1994, and December 1, 1993 for the years ended November 30, 1996, November 30, 1995, and November 30, 1994, respectively, and that the sale occurred on December 1, 1996 and December 1, 1995 for the three- (3) month periods ended February 28, 1997 and February 29, 1996, respectively.

         The unaudited pro forma consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by management. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the pro forma periods presented.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto.

                                      SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.



MISSION WEST PROPERTIES
        Registrant




By:      /s/    Katrina L. Thompson
         --------------------------------------------
         Katrina L. Thompson
         Chief Financial Officer & Secretary
         (Principal Financial and Accounting Officer)
         June 20, 1997

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                         Pro Forma Consolidated Balance Sheet
                               As of February 28, 1997

                                                                                    Pro Forma
                                                                                   Adjustments
                                                                    Historical          (a)        Pro Forma
                                                                   -----------     -----------    -----------
ASSETS:
    Cash and cash equivalents                                      $ 2,781,000     $ 2,471,000    $ 5,252,000

    Real estate investments:
      Rental Properties                                              3,684,000      (3,684,000)             -
      Allowance for estimated losses                                  (661,000)        661,000              -
                                                                   -----------     -----------    -----------

        Net real estate investments                                  3,023,000      (3,023,000)             -
                                                                   -----------     -----------    -----------

    Other assets, less accumulated depreciation of $201,000            900,000         (31,000)       869,000
                                                                   -----------     -----------    -----------

                                                                   $ 6,704,000     $  (583,000)   $ 6,121,000
                                                                   -----------     -----------    -----------
                                                                   -----------     -----------    -----------



LIABILITIES AND SHAREHOLDERS' EQUITY:
    Income taxes payable                                           $ 1,450,000     $  (412,000)   $ 1,038,000
    Accounts payable and accrued expenses                              715,000         (50,000)       665,000
                                                                   -----------     -----------    -----------

        Total liabilities                                            2,165,000        (462,000)     1,703,000
                                                                   -----------     -----------    -----------

    Shareholders' equity:
      Common stock, no par value; 10,000,000 shares auth-
        orized, 1,533,121 shares issued and outstanding             20,215,000               -     20,215,000
      Accumulated deficit                                           (1,878,000)       (121,000)    (1,999,000)
      Current cash dividends                                       (13,798,000)              -    (13,798,000)
                                                                   -----------     -----------    -----------

        Total shareholders' equity                                   4,539,000        (121,000)     4,418,000
                                                                   -----------     -----------    -----------

                                                                   $ 6,704,000     $  (583,000)   $ 6,121,000
                                                                   -----------     -----------    -----------
                                                                   -----------     -----------    -----------












(a) Adjustments from the sale of leasehold properties (includes the proceeds, gain on sale, and related tax effects).

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                             Year Ended November 30, 1996


                                                                                    Pro Forma
                                                                                   Adjustments
                                                                    Historical          (a)        Pro Forma
                                                                   -----------     -----------    -----------
REVENUES:
    Rental revenues from real estate                               $ 7,065,000     $(7,065,000)   $         -
    Sales of real estate                                               113,000               -        113,000
    Other, including interest                                          348,000        (154,000)       194,000
                                                                   -----------     -----------    -----------

                                                                     7,526,000      (7,219,000)       307,000
                                                                   -----------     -----------    -----------
EXPENSES:
    Operating expenses of real estate                                1,643,000      (1,643,000)             -
    Depreciation of real estate                                      1,369,000      (1,369,000)             -
    Costs of real estate sold                                          419,000        (407,000)        12,000
    General and administrative                                         991,000        (110,000)       881,000
    Interest                                                         3,045,000      (3,045,000)             -
                                                                   -----------     -----------    -----------

                                                                     7,467,000      (6,574,000)       893,000
                                                                   -----------     -----------    -----------

Income (loss) before gain on sale of real estate                        59,000        (645,000)      (586,000)
Gain on sale of real estate                                                  -       4,648,000      4,648,000
                                                                   -----------     -----------    -----------

Income before income taxes                                              59,000       4,003,000      4,062,000
Provision for income taxes                                              24,000       1,628,000      1,652,000
                                                                   -----------     -----------    -----------

NET INCOME                                                         $    35,000     $ 2,375,000    $ 2,410,000
                                                                   -----------     -----------    -----------
                                                                   -----------     -----------    -----------


NET INCOME PER SHARE                                                    $ 0.02          $ 1.63         $ 1.65
                                                                        ------          ------         ------
                                                                        ------          ------         ------











(a)  Adjustments from the sale of real estate assets (11 properties).

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                             Year Ended November 30, 1995


                                                                                    Pro Forma
                                                                                   Adjustments
                                                                    Historical          (a)        Pro Forma
                                                                   -----------     -----------    -----------
REVENUES:
    Rental revenues from real estate                               $ 7,146,000     $(7,146,000)   $         -
    Sales of real estate                                               400,000               -        400,000
    Other, including interest                                          380,000        (122,000)       258,000
                                                                   -----------     -----------    -----------

                                                                     7,926,000      (7,268,000)       658,000
                                                                   -----------     -----------    -----------

EXPENSES:
    Operating expenses of real estate                                1,783,000      (1,783,000)             -
    Depreciation of real estate                                      1,352,000      (1,352,000)             -
    Costs of real estate sold                                          324,000               -        324,000
    General and administrative                                         945,000         (92,000)       853,000
    Interest                                                         3,435,000      (3,427,000)         8,000
                                                                   -----------     -----------    -----------

                                                                     7,839,000      (6,654,000)     1,185,000
                                                                   -----------     -----------    -----------

Income (loss) before gain on sale of real estate                        87,000        (614,000)      (527,000)
Gain on sale of real estate                                                  -       4,648,000      4,648,000
                                                                   -----------     -----------    -----------

Income before income taxes                                              87,000       4,034,000      4,121,000
Provision for income taxes                                              35,000       1,623,000      1,658,000
                                                                   -----------     -----------    -----------

NET INCOME                                                         $    52,000     $ 2,411,000    $ 2,463,000
                                                                   -----------     -----------    -----------
                                                                   -----------     -----------    -----------



NET INCOME PER SHARE                                                    $ 0.04          $ 1.73         $ 1.77
                                                                        ------          ------         ------
                                                                        ------          ------         ------








(a)  Adjustments from the sale of real estate assets (11 properties).

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                             Year Ended November 30, 1994

                                                                                    Pro Forma
                                                                                   Adjustments
                                                                    Historical          (a)        Pro Forma
                                                                   -----------     -----------    -----------
REVENUES:
  Rental revenues from real estate                                 $ 6,637,000     $(6,637,000)   $         -
  Sales of real estate                                               2,096,000               -      2,096,000
  Other, including interest                                            564,000        (145,000)       419,000
                                                                   -----------     -----------    -----------

                                                                     9,297,000      (6,782,000)     2,515,000
                                                                   -----------     -----------    -----------

EXPENSES:
  Operating expenses of real estate                                  1,991,000      (1,991,000)             -
  Depreciation of real estate                                        1,472,000      (1,472,000)             -
  Costs of real estate sold                                            229,000               -        229,000
  Provision for estimated losses on real estate                      5,200,000      (5,000,000)       200,000
  General and administrative                                         1,200,000        (108,000)     1,092,000
  Interest                                                           3,088,000      (3,086,000)         2,000
                                                                   -----------     -----------    -----------

                                                                    13,180,000     (11,657,000)     1,523,000
                                                                   -----------     -----------    -----------

Income (loss) before gain on sale of real estate                    (3,883,000)      4,875,000        992,000
Gain on sale of real estate                                                  -         102,000        102,000
                                                                   -----------     -----------    -----------

Income (loss) before income taxes and cumulative effect of
  change in accounting                                              (3,883,000)      4,977,000      1,094,000
Provision for (benefit from) income taxes                           (1,500,000)      1,923,000        423,000
                                                                   -----------     -----------    -----------

Income (loss) before cumulative effect of change in accounting      (2,383,000)      3,054,000        671,000
Cumulative effect of change in accounting for income taxes             440,000               -        440,000
                                                                   -----------     -----------    -----------

NET INCOME (LOSS)                                                  $(1,943,000)    $ 3,054,000    $ 1,111,000
                                                                   -----------     -----------    -----------
                                                                   -----------     -----------    -----------



PER SHARE:
  Income (loss) before cumulative effect of change in accounting        $(1.62)         $ 2.08         $ 0.46
  Cumulative effect of change in accounting for income taxes              0.30               -           0.30
                                                                        ------          ------          -----

   Net income (loss) per share                                          $(1.32)         $ 2.08         $ 0.76
                                                                        ------          ------          -----
                                                                        ------          ------          -----







(a)  Adjustments from the sale of real estate assets (11 properties).

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                         Three Months Ended February 28, 1997

                                                                                    Pro Forma
                                                                                   Adjustments
                                                                    Historical          (a)        Pro Forma
                                                                   -----------     -----------    -----------
REVENUES:
    Sales of real estate                                          $     25,000     $         -    $    25,000
    Rental revenues from real estate                                 1,187,000      (1,187,000)             -
    Other, including interest                                          145,000         (26,000)       119,000
                                                                   -----------     -----------    -----------

                                                                     1,357,000      (1,213,000)       144,000
                                                                   -----------     -----------    -----------

EXPENSES:
    Costs of real estate sold                                            3,000               -          3,000
    Operating expenses of real estate                                  209,000        (209,000)             -
    Depreciation of real estate                                        217,000        (217,000)             -
    General and administrative                                         267,000         (19,000)       248,000
    Interest                                                           424,000        (424,000)             -
                                                                   -----------     -----------    -----------

                                                                     1,120,000        (869,000)       251,000
                                                                   -----------     -----------    -----------

Income (loss) before gain on sale of real estate                       237,000        (344,000)      (107,000)
Gain on sale of real estate                                          4,850,000        (202,000)     4,648,000
                                                                   -----------     -----------    -----------

Income before income taxes                                           5,087,000        (546,000)     4,541,000
Provision for income taxes                                           1,691,000        (181,000)     1,510,000
                                                                   -----------     -----------    -----------

NET INCOME                                                         $ 3,396,000     $  (365,000)   $ 3,031,000
                                                                   -----------     -----------    -----------
                                                                   -----------     -----------    -----------



NET INCOME PER SHARE                                                    $ 2.43          $(0.26)        $ 2.17
                                                                        ------          ------         ------
                                                                        ------          ------         ------














(a) Adjustments from the sale of real estate assets (operations of 11 properties; loss on sale of leasehold properties).

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                         Three Months Ended February 29, 1996


                                                                                    Pro Forma
                                                                                   Adjustments
                                                                    Historical          (a)        Pro Forma
                                                                   -----------     -----------    -----------
REVENUES:
    Rental revenues from real estate                               $    35,000     $         -   $     35,000
    Sales of real estate                                             1,787,000      (1,787,000)             -
    Other, including interest                                           66,000         (16,000)        50,000
                                                                   -----------     -----------    -----------

                                                                     1,888,000      (1,803,000)        85,000
                                                                   -----------     -----------    -----------

EXPENSES:
    Operating expenses of real estate                                  367,000        (367,000)             -
    Depreciation of real estate                                        342,000        (342,000)             -
    Costs of real estate sold                                            4,000               -          4,000
    General and administrative                                         265,000         (29,000)       236,000
    Interest                                                           771,000        (771,000)             -
                                                                   -----------     -----------    -----------

                                                                     1,749,000      (1,509,000)       240,000
                                                                   -----------     -----------    -----------

Income (loss) before gain on sale of real estate                       139,000        (294,000)      (155,000)
Gain on sale of real estate                                                  -       4,648,000      4,648,000
                                                                   -----------     -----------    -----------

Income before income taxes                                             139,000       4,354,000      4,493,000
Provision for income taxes                                              56,000       1,754,000      1,810,000
                                                                   -----------     -----------    -----------

NET INCOME                                                         $    83,000     $ 2,600,000    $ 2,683,000
                                                                   -----------     -----------    -----------
                                                                   -----------     -----------    -----------



NET INCOME PER SHARE                                                    $ 0.06          $ 1.90         $ 1.96
                                                                        ------          ------         ------
                                                                        ------          ------         ------














(a) Adjustments from the sale of real estate assets (11 properties).